Exhibit 99.1

As of March 2, 2011

2 Safe Harbor Statement This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current plans and expectations of future events of Comfort Systems USA, Inc. and involve risks and uncertainties that could cause actual future activities and results of operations to be materially different from those set forth in the forward-looking statements. Important factors that could cause actual results to differ include, among others, the use of incorrect estimates for bidding a fixed-price contract, undertaking contractual commitments that exceed our labor resources, failing to perform contractual obligations efficiently enough to maintain profitability, national or regional weakness in construction activity and economic conditions, financial difficulties affecting projects, vendors, customers, or subcontractors, our backlog failing to translate into actual revenue or profits, difficulty in obtaining or increased costs associated with bonding and insurance, impairment to goodwill, errors in our percentage-of-completion method of accounting, the result of competition in our markets, our decentralized management structure, shortages of labor and specialty building materials, retention of key management, seasonal fluctuations in the demand for HVAC systems, the imposition of past and future liability from environmental, safety, and health regulations including the inherent risk associated with self-insurance, adverse litigation results and other risks detailed in our reports filed with the Securities and Exchange Commission. A further list and description of these risks, uncertainties and other factors are discussed under "Item 1A. Company Risk Factors in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010." These forward-looking statements speak only as of the date of this filing. Comfort Systems USA, Inc. expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement contained herein to reflect any change in our expectations with regard thereto or any change in events, developments, conditions or circumstances on which any such statement is based.

3 To be the nation’s premier HVAC and mechanical systems installation and services provider. Vision

4 Mission To provide the best value HVAC and mechanical systems installation and service, principally in the mid-market commercial, industrial, and institutional sectors, while caring for our customers, employees and the environment and realizing superior returns for our stockholders.

5 Act with honesty and integrity. Show respect for all stakeholders. Exceed customer expectations. Seek “win-win” solutions. Demonstrate spirit, drive, and teamwork. Pursue innovation. Achieve premier safety performance. Commit to energy efficiency. Communicate openlyand often. Impact our communities positively. Values

6 Comfort Systems USA National Commercial, Industrial, Institutional HVAC/Piping/Plumbing/Energy Efficiency Strong balance sheet 47% new construction; 53% service, repair, retrofit 2010 Full Year Revenues $1.1 billion

Comfort Systems USA’s TEAM William F. Murdy (68) Chairman/CEO Industry: 20 years CSUSA 10 years Club Quarters (CEO), Land Care (CEO), GID (CEO), Morgan Stanley Venture Capital (Pres) PRI (COO), US Army (10 years) BS-West Point, MBA-Harvard William George (45) EXVP-CFO Industry: 13 years CSUSA 13 years 1997-2005 SVP, General Counsel 1995-1997 American Medical Response – VP, General Counsel 1992-1995 Corporate Counsel, Ropes & Gray BS Econ-BYU JD-Harvard Brian Lane (53) President & COO Industry: 25 years CSUSA 6 years 2002-2003 Capstone Turbine Corp.- Regional Director 2000-2002 Kvaerner-VP & General Manager 1986-2000 Halliburton – Regional Director BS-Notre Dame MBA-Boston College Thomas N. Tanner (61) SVP- Region 1 Industry: 34 years CSUSA 12 years 2004 SVP-Operations, 2001-2003 RVP-East Region 1999-2001 Regional Controller - East Region 1980-1999 Armani Plumbing & Mechanical Woodcock & Assoc., ABJ Fire Protection Co. VP, CFO BA - Syracuse Dean Tillison (60) SVP - Region 2 Industry: 37 years CSUSA 13 years 1972-1990 Fred Hayes Mechanical Contractors Vice President, SRVP, President/Owner BS-Tennessee Licensed HVAC contractor in NC, TN & VA Charles Diltz (56) SVP - Region 3 Industry: 26 years CSUSA 7 years 2001-2002 Goodman-Distribution - President 1999-2001 Indoor Comfort-EXVP, COO 1995-1999 York Vice President BSBA Ohio State University MBA-University of Dayton Brewster Earle (52) VP Energy Services Industry: 29 years CSUSA 8 years 2001-2003 Healthcare Services Johnson Controls 1996-2001 NE Utilities – Account Executive MBA-Rensselaer BS - University of Connecticut 7 Jeff Coleman (48) President - National Accounts Industry: 26 years CSUSA 2 years CSUSA 2000-2008 Carrier - GM 1998-2000 Carrier - Mgr. Bus. Dev. 1995-1998 Carrier - Sr. Product Mgr. 1994-1995 Fischbach Corp.-Srvc. Mgr. 1992-1994 Fischbach Corp.-Sr. Product Mgr

8 Comfort Today 8 Over $50M $20M - $50M $10M - $20M Comfort Systems USA Energy Services Comfort Systems USA National Accounts ANNUAL REVENUES Region 3 Region 1 Region 2

9 ColonialWebb Contractors with Comfort Systems USA $20M - $50M $10M - $20M ANNUAL REVENUES Colonial Webb Locations Acquired July 2010 $180M - $190M Annual Revenue Main offices in Richmond, VA and Norfolk, VA Over $50M

10 Our Companies

11 What We Do Commercial HVAC Building comfort a “necessity” Mechanical equipment – requires service, repair, replacement Increasing technical content and building automation Energy efficiency and Indoor Air Quality (IAQ) emerging Outsourcing D R I V E R S Commercial, Industrial, Institutional HVAC – A $40B+ Industry Applied Systems Energy Efficiency Piping

12 Industry Trend Toward Service & Replacement (Recurring Revenue) 5.3 million commercial buildings Recurring Service 20 year replacement cycle/retrofits for energy efficiency “Inventory” of future business OEMs note significant deferred maintenance & replacement over recent years Source: The Trane Company NEW CONSTRUCTION 70% 30% 0% 50% 100% 1980 Share of Industry Revenues Time 70% 30% SERVICE & REPLACEMENT

13 Revenues by Activity 2009 2010 New Construction/Installation Replacement Service & Maintenance

14 PROJECT SIZE # OF PROJECTS (As of December 31, 2010) Diverse Project Mix Average Project Size $415,000 Average Project Length 6-9 months Value of Projects >$1M $1,085.8M Value of Projects <$1M $753.2M 4,215 177 39 17 8 TOTAL PROJECTS = 4,456

15 Healthcare Education Government Manufacturing Office Building Multi-Family Retail/Restaurants Other Residential Top 20 Customers Diverse End-Use Base Served by 15 different Comfort operating units Largest customer = less than 3% of revenues Lodging & Entertainment September 30, 2010 YTD Religious & Not-for-Profit Distribution

16 Diverse End-Use Base Omni Orlando Resort at ChampionsGate Orlando, Florida University Hospital Little Rock, Arkansas Arboretum Elementary School Waunakee, Wisconsin Iowa Renewal Energy Washington, Iowa

17 Competitive Advantages High quality operations Ability to leverage and proliferate technical expertise Ability to collaborate on large jobs and share labor Energy efficiency services National multi-location service capability Purchasing economics Balance sheet strength Bonding and insurance Strong safety record

18 OSHA Recordable Rate Source: Bureau of Labor Statistics, Standard Industry Classification (SIC) Code 20 1710 – Specialty Trades Contractors – HVAC and Plumbing & North American Industry Classification System (NAICS) Code 23822 Safety 42% Difference 20% Difference Industry Average (October 2009 – latest available data) Comfort Systems USA (January 2011 data) Our safety record is no accident. Lost Time Injury Rate <46% of industry average OSHA Incident Rate <42% of industry average Training 97% completed 0.0 5.0 10.0 15.0 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010

19 Financial Overview

20 Key Financial Data – Income Statement ($ Thousands, except per share information) (Unaudited) 2010 2009 2010 2009 Revenues 314,571 $ 256,693 $ 1,108,282 $ 1,128,907 $ Cost of Services 257,671 202,022 919,600 903,357 Gross Profit 56,900 54,671 188,682 225,550 Selling, General and Administrative Expenses 48,526 42,848 163,431 169,023 Goodwill Impairment 1,288 - 5,734 - Gain on Sale of Assets (23) (8) (525) (106) Operating Income 7,109 $ 11,831 $ 20,042 $ 56,633 $ 2.3% 4.6% 1.8% 5.0% Net Income from Continuing Operations 5,796 7,536 14,017 34,596 1.8% 2.9% 1.3% 3.1% Net Income from Continuing Operations Excluding Goodwill Impairment (2) 6,438 7,536 17,333 34,596 2.0% 2.9% 1.6% 3.1% Diluted Earnings per Share from Continuing Operations 0.15 $ 0.20 $ 0.37 $ 0.90 $ Non-GAAP Diluted Earnings per Share from Continuing Operations Excluding Goodwill Impairment (2) 0.17 $ 0.20 $ 0.46 $ 0.90 $ Adjusted EBITDA, Which Excludes Goodwill Impairment (1) 13,934 $ 15,453 $ 42,693 $ 69,959 $ 4.4% 6.0% 3.9% 6.2% (1) See Slide 40 for GAAP Reconciliation to Adjusted EBITDA (2) See Slide 41 for Supplemental Non-GAAP Information Three Months Ended December 31, Year Ended December 31,

21 Key Financial Data – Balance Sheet ($ Thousands) 12/31/2010 12/31/2009 Cash 86,346 $ 127,850 $ Working Capital 134,738 $ 164,125 $ Goodwill 147,818 $ 100,194 $ Identifiable Intangible Assets, Net 39,616 $ 19,380 $ Total Debt 29,936 $ 7,608 $ Equity 312,784 $ 305,984 $

22 Revenues Revenues (in millions) Note: Excludes all divested and discontinued operations

23 Operating Margins (a) Annual Operating Margin This table includes non-GAAP financial information as the information provided excludes goodwill impairment charges of $33.9 million for 2005 and $5.7 million for 2010. No goodwill impairment charge was recorded for 2006, 2007, 2008 or 2009.

Backlog (in millions)



$1,000
$800
$600
$400
$200
$0
1Q 02
2Q 02
3Q 02
4Q 02
1Q 03
2Q 03
3Q 03
4Q 03
1Q 04
2Q 04
3Q 04
4Q 04
1Q 05
2Q 05
3Q 05
4Q 05
1Q 06
2Q 06
3Q 06
4Q 06
1Q 07
2Q 07
3Q 07
4Q 07
1Q 08
2Q 08
3Q 08
4Q 08
1Q 09
2Q 09
3Q 09
4Q 09
1Q 10
2Q 10
3Q 10
4Q 10

Note: Excludes all divested and discontinued operations

24

25 Financial Strengths Market share up – revenue and profit performance better than industry Commitment to cost containment $86 million cash at 12/31/10; substantial credit capacity if needed Positive free cash flow for eleven calendar years

26 Profile For Growth T I M E E A R N I N G S Service ACQUISITIONS INCREMENTAL SERVICE GROWTH CURRENT OPERATIONS (CONSTRUCTION AND SERVICE) ENERGY EFFICIENCY Commercial HVAC

27 Operations Increase Productivity Education Leadership Project Managers Superintendents Service Sales Service Operations Craft Safety Best Practices Project Management Estimating Cooperation with suppliers Prefabrication New materials and methods

28 Job Loop Post-Project Review We review projects and apply what we have learned to improve our performance. Project Estimating Project Pricing Project Qualification Project Management

29 The only things that evolve by themselves in an organization are disorder, friction and malperformance. -Peter Drucker

30 Service Increase Service* Grow Maintenance Base Education Employees and Customers Higher margin opportunity Recurring revenue National accounts $2.50+ of repair and replacement for every $1.00 of maintenance Target Retrofit Projects Energy Efficiency Indoor Air Quality (IAQ) * Maintenance, service, repair, retrofit

31 National Account Customers *Trademarks and logos are the property of their respective owners.

32 Energy Efficiency-Retrofitting HVAC Green Is Part Of Our Business Energy costs drive need for efficiency HVAC 30% - 50 % electric usage Energy Star (Dept. of Energy/EPA) / LEED (USGBC) 2- 4 year pay outs depending on electric rates, usage, age, incentives Use Our Energy to Save Yours! ™

33 Growth Internal More of what we do best Service Energy efficiency Step Out Growth New locations for existing companies Techs “on their own” Targeted acquisitions Best HVAC oriented mechanical in new area

34 $20 million + in revenue Construction and service In a growing market in new area Company that has performed well in the past and has continuing demonstrable upside Organizational structure capable of sustaining/improving the company Ownership/management that wants to stay on to operate company The Ideal Acquisition Candidate

35 Boise, ID Charleston, SC Columbia/Florence, SC Dallas/Fort Worth, TX El Paso, TX Ft. Lauderdale, FL Greensboro, NC Jackson, Mississippi Target Markets (Listed Alphabetically) Los Angeles, CA Omaha, NE Portland, OR San Antonio, TX Savannah, GA Spartanburg/Greenville, SC Tampa, FL

36 Outlook Long-Term $40+ billion fragmented industry HVAC is a basic necessity Commercial construction continuing Growing installed base for recurring maintenance, service, repair and retrofit Scale opportunities – service, purchasing, prefab, bonding, best practices Diverse customer base and geography Energy efficiency and Indoor Air Quality Financially and operationally sound – continuing to grow organically and by acquisition

37 What We Do

38

39 Appendices

40 Appendix I – GAAP Reconciliation To Adjusted EBITDA (in thousands) (Unaudited) December 31, December 31, 2010 2009 2010 2009 Net Income 5,796 $ 7,602 $ 14,740 $ 34,182 $ Discontinued Operations - (66) (723) 414 Income Taxes 2,196 4,144 6,360 21,437 Other Income (1,166) (12) (1,841) (17) Interest Expense, net 283 163 1,506 617 Gain on Sale of Assets (23) (8) (525) (106) Goodwill Impairment 1,288 - 5,734 - Depreciation and Amortization 5,560 3,630 17,442 13,432 Adjusted EBITDA 13,934 $ 15,453 $ 42,693 $ 69,959 $ Note 1: We define adjusted earnings before interest, taxes, depreciation and amortization (“Adjusted EBITDA”) as net income, excluding discontinued operations, income taxes, other income, interest expense, net, gain on sale of assets, goodwill impairment and depreciation and amortization. Other companies may define Adjusted EBITDA differently. Adjusted EBITDA is presented because it is a financial measure that is frequently requested by third parties. However, Adjusted EBITDA is not considered under generally accepted accounting principles as a primary measure of an entity’s financial results, and accordingly, Adjusted EBITDA should not be considered an alternative to operating income, net income, or cash flows as determined under generally accepted accounting principles and as reported us. Three Months Ended Year Ended

41 Appendix II – Supplemental Non-GAAP Information ($ in thousands except per share amounts) (Unaudited) 2010 2009 2010 2009 Net income from continuing operations 5,796 $ 7,536 $ 14,017 $ 34,596 $ Goodwill impairment (after - tax) 642 - 3,316 - Net income from continuing operations excluding goodwill impairment 6,438 $ 7,536 $ 17,333 $ 34,596 $ Diluted earnings per share from continuing operations 0.15 $ 0.20 $ 0.37 $ 0.90 $ Goodwill impairment (after - tax) 0.02 - 0.09 - Diluted earnings per share from continuing operations excluding goodwill impairment 0.17 $ 0.20 $ 0.46 $ 0.90 $ Note: Operating results from continuing operations excluding goodwill impairment is presented because we believe it reflects the results of our core ongoing operations, and because we believe it is responsive to frequent questions we receive from third parties. However, this measure is not considered a primary measure of any entity's financial results under generally accepted accounting principles, and accordingly, this amount should not be considered an alternative to operating results as determined by generally accepted accounting principles and as reported by us. Three Months Ended December 31, Year Ended December 31,

COMFORT SYSTEMS USA

Quality People. Building Solutions.

CONTACT:

Bill George

Executive Vice President and CFO

1-800-723-8431

bgeorge@comfortsystemsusa.com

www.comfortsystemsusa.com